                                            EXHIBIT A

------------------------------------------------------------------- -----------------------------
                               FUNDS                                       EFFECTIVE DATE
------------------------------------------------------------------- -----------------------------
First Trust Preferred Securities and Income ETF                           February 1, 2013
------------------------------------------------------------------- -----------------------------
First Trust Managed Municipal ETF                                           April 3, 2014
------------------------------------------------------------------- -----------------------------
First Trust Long/Short Equity ETF                                          August 26, 2014
------------------------------------------------------------------- -----------------------------
First Trust Emerging Markets Local Currency Bond ETF                      October 20, 2014
------------------------------------------------------------------- -----------------------------
First Trust RiverFront Dynamic Europe ETF                                 February 2, 2016
------------------------------------------------------------------- -----------------------------
First Trust RiverFront Dynamic Asia Pacific ETF                           February 2, 2016
------------------------------------------------------------------- -----------------------------
First Trust RiverFront Dynamic Emerging Markets ETF                       February 2, 2016
------------------------------------------------------------------- -----------------------------
First Trust RiverFront Dynamic Developed International ETF                February 2, 2016
------------------------------------------------------------------- -----------------------------
First Trust Horizon Managed Volatility Domestic ETF                        August 22, 2016
------------------------------------------------------------------- -----------------------------
First Trust Horizon Managed Volatility Developed International ETF         August 22, 2016
------------------------------------------------------------------- -----------------------------
First Trust California Municipal High Income ETF                            June 16, 2017
------------------------------------------------------------------- -----------------------------
First Trust Institutional Preferred Securities and Income ETF              August 14, 2017
------------------------------------------------------------------- -----------------------------
First Trust Municipal High income ETF                                     October 26, 2017
------------------------------------------------------------------- -----------------------------
First Trust Short Duration Managed Municipal ETF                          November 1, 2018
------------------------------------------------------------------- -----------------------------
First Trust Ultra Short Duration Municipal ETF                            November 1, 2018
------------------------------------------------------------------- -----------------------------
First Trust Merger Arbitrage ETF                                          February 3, 2020
------------------------------------------------------------------- -----------------------------
First Trust Horizon Managed Volatility Small/Mid ETF                       March 16, 2020
------------------------------------------------------------------- -----------------------------